UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 25, 2007

                               EVANS SYSTEMS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

             TEXAS                     000-21956                 74-1613155
 ------------------------------  ----------------------       -----------------
(State or other jurisdiction of (Commission File Number)     (IRS Employee
 incorporation or organization)                              Identification No.)

      1 Town Square Boulevard, Suite 347, Asheville, North Carolina, 28803
                     --------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (828) 681-8805



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

Effective July 25, 2007, the registrant approved the corporate name to be changed to WatchIt Technologies, Inc. and authorized 30,000,000 Preferred Shares, par value $.0001 and decreased the par value of Common Shares to $.0001. These actions became effective on filing the Amendment to Articles of Incorporation on August 13, 2007, with the State of Texas Secretary of State.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Evans Systems, Inc.

Dated:  August 16, 2007                     By:  /s/  FRANK MOODY
                                               --------------------------------
                                                      FRANK MOODY
                                                      Chief Executive Officer